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                                                                   EXHIBIT 10.40

                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of December 15, 2006, by and among Smith & Wesson Holding Corporation, a Nevada corporation with headquarters located at 2100 Roosevelt Avenue, Springfield, Massachusetts 01104 (the "COMPANY"), and the undersigned buyers (each, a "BUYER", and collectively, the "BUYERS").

          WHEREAS:

          A. The Company has authorized the issuance of up to $80,000,000 principal amount of its 4% Convertible Senior Notes (the "NOTES") pursuant to the Indenture dated of even date herewith, between the Company and The Bank of New York Trust Company, N.A., as Trustee (as the same may be amended from time to time, the "INDENTURE"), which Notes will, among other things, be convertible into shares of Common Stock (as defined below) (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Notes and the Indenture.

          B. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to the Buyers an aggregate of $80,000,000 principal amount of the Notes.

          C. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights to the Buyers under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

          1. Definitions.

          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "1933 ACT" has the meaning set forth in the recitals of this Agreement.

          "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "ADDITIONAL INTEREST" has the meaning set forth in Section 2(e) hereof.

          "ADDITIONAL INTEREST PAYMENT DATE" means each June 15 and December 15.

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          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by", and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person whether through the ownership of voting securities or by agreement or otherwise.

          "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          "BUYERS" has the meaning set forth in the recitals of this Agreement.

          "CLOSING DATE" means the date of the closing of the sale of the Notes as contemplated by the Securities Purchase Agreement.

          "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon conversion of Notes.

          "COMPANY" has the meaning set forth in the recitals of this Agreement.

          "CONVERSION SHARES" has the meaning set forth in the recitals of this Agreement.

          "EFFECTIVE DATE" means the date the Shelf Registration Statement has been declared effective by the SEC.

          "EFFECTIVENESS DEADLINE" means the date that is one hundred eighty
(180) calendar days after the Closing Date.

          "FILING DEADLINE" means ninety (90) calendar days after the Closing Date.

          "HOLDER" means a Person who is a holder or beneficial owner of any Notes or Conversion Shares.

          "HOLDER INFORMATION" with respect to any Holder means information with respect to such Holder required to be included in any Shelf Registration Statement or the related Prospectus pursuant to the 1933 Act and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such Holder specifically for inclusion therein.

          "INDENTURE" has the meaning set forth in the recitals of this Agreement.


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          "LEGAL COUNSEL" means one firm or counsel designated by the Company
(and reasonably acceptable to the Buyers acting on behalf of the Holders) to act as counsel for the Holders in connection therewith, which firm shall be Schulte Roth & Zabel LLP.

          "LOSSES" has the meaning set forth in Section 5(d) hereof.

          "MAJORITY HOLDERS" means the Holders of a majority of the then outstanding aggregate principal amount of Notes being registered under a Shelf Registration Statement; provided that Holders of the shares of Common Stock issued upon conversion of Notes shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted; and provided further, that Notes or shares of Common Stock which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

          "NASD" means the National Association of Securities Dealers, Inc.

          "NOTES" has the meaning set forth in the recitals hereto.

          "NOTICE AND QUESTIONNAIRE" means a Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A attached hereto.

          "NOTICE HOLDER" means any Holder of Transfer Restricted Securities that has delivered a properly completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) hereof.

          "PERSON" has the meaning set forth in the Indenture.

          "PROSPECTUS" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes or Conversion Shares covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

          "QUESTIONNAIRE DEADLINE" has the meaning set forth in Section 2(b) hereof.

          "RECORD HOLDER" means each Person who is registered on the books of the registrar as the holder of Notes at the close of business on June 1 and December 1 immediately preceding such Additional Interest Payment Date.

          "REGISTRATION DEFAULT" has the meaning set forth in Section 2(e) hereof.

          "RULE 144" means Rule 144 under the 1933 Act (or any similar provision promulgated by the SEC).

          "RULE 144A" means Rule 144A under the 1933 Act (or any successor provision promulgated by the SEC).


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          "RULE 144(K)" means Rule 144(k) under the 1933 Act (or any successor provision promulgated by the SEC).

          "RULE 415" means Rule 415 under the 1933 Act (or any successor provision promulgated by the SEC).

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES PURCHASE AGREEMENT" has the meaning set forth in the recitals of this Agreement.

          "SHELF REGISTRATION" means a registration effected pursuant to Section 2 hereof.

          "SHELF REGISTRATION PERIOD" has the meaning set forth in Section 2(c) hereof.

          "SHELF REGISTRATION STATEMENT" means any "shelf" registration statement of the Company filed pursuant to the provisions of Section 2(a) hereof which covers the Transfer Restricted Securities on Form S-3 or on another appropriate form (as determined by the Company) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

          "SUSPENSION PERIOD" has the meaning set forth in Section 2(d) hereof.

          "TRANSFER RESTRICTED SECURITIES" means (a) the Notes; and (b) the Conversion Shares issued and issuable upon conversion of the Notes (and any security issued with respect thereto upon any stock dividend, split, or similar event) until the earliest to occur of the date on which such Notes, Conversion Shares, or any security issued with respect thereto upon any stock dividend, split or similar event, as the case may be: (i) has been transferred pursuant to a Shelf Registration Statement or another registration statement covering such Notes or Conversion Shares which has been filed with the SEC pursuant to the 1933 Act, in either case after such registration statement has become effective and while such registration statement is effective under the 1933 Act; (ii) has been transferred pursuant to Rule 144; (iii) may be sold or transferred pursuant to Rule 144(k); or (iv) ceases to be outstanding.

          "TRUSTEE" means the trustee with respect to the Notes under the Indenture.

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included," or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus, or Prospectus shall be deemed to mean and include any document filed with the SEC under the 1934 Act, after the date of such Shelf Registration Statement, preliminary Prospectus, or


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Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

          2. Shelf Registration Statement.

               a. The Company shall, at its expense, prepare and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC a Shelf Registration Statement with respect to resales of the Transfer Restricted Securities by the Holders from time to time on a delayed or continuous basis pursuant to Rule 415 and in accordance with the methods of distribution set forth in such Shelf Registration Statement and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the 1933 Act as soon as possible, but no later than the Effectiveness Deadline. The Shelf Registration Statement shall contain the "Selling Securityholders" and "Plan of Distribution" sections in substantially the form attached hereto as Exhibit B. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the 1933 Act, the 1934 Act or the SEC. By 9:30 a.m., New York City time, on the second Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final Prospectus to be used in connection with sales pursuant to such Shelf Registration Statement.

               b. (i) The Company shall name each Holder that delivers a properly completed and signed Notice and Questionnaire to the Company as a selling security holder in the Shelf Registration Statement. A Holder of Transfer Restricted Securities may include such securities in the Shelf Registration Statement only if the Holder sends by first-class registered mail or by courier with delivery confirmation, a properly completed Notice and Questionnaire to the Company. The Company shall deliver the Notice and Questionnaire to the Buyers within ten (10) Business Days of the Closing Date. In order for the Transfer Restricted Securities to be included in the Shelf Registration Statement at the time of its effectiveness, a completed Notice and Questionnaire must be sent to the Company on or prior to the 30th Business Day after the date the Notice and Questionnaire is deemed to have been given in accordance with Section 6(c) hereof (or, in the case of a Holder that is a transferee of Transfer Restricted Securities, on or prior to the earlier of (x) the 20th Business Day after the completion of the transfer of Transfer Restricted Securities to the transferee and (y) 9:00 a.m., New York time, on the fifth Business Day prior to effectiveness of the Shelf Registration Statement) (in any case, the "QUESTIONNAIRE DEADLINE"). The Company agrees and undertakes that it shall distribute a Notice and Questionnaire (A) no later than 30 Business Days prior to the expected effectiveness of the Shelf Registration Statement to each Holder in accordance with Section 6(c) hereof, and (B) in the case of a Holder that is a transferee of Transfer Restricted Securities upon the request of such transferee Holder given in accordance with Section 6(c) hereof, to such Holder at the address set forth in such request.

                    (ii) Following the effectiveness of the Shelf Registration Statement, upon receipt of a completed Notice and Questionnaire from a Holder, the Company will, as promptly as practicable, but in any event within ten (10) Business Days after its receipt thereof, file any amendments to the Shelf Registration Statement or supplements to the related Prospectus as are necessary to permit the Holder to deliver the Prospectus to purchasers of


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Transfer Restricted Securities (subject to the right of the Company to suspend the use of the Prospectus as described in Section 2(d) hereof); provided, however, that (i) if a supplement to the related Prospectus is required to permit the Holder (or other Holders not included in the Shelf Registration Statement upon effectiveness) to deliver the Prospectus to purchasers of Transfer Restricted Securities, the Company shall not be required to file more than one (1) such supplement during any twenty (20) day period and (ii) if a post-effective amendment to the Shelf Registration Statement is required to permit the Holder (or other Holders not included in the Shelf Registration Statement upon effectiveness) to deliver the Prospectus to purchasers of Transfer Restricted Securities, the Company shall have twenty-one (21) Business Days to file such post-effective amendment and shall not be required to file more than one (1) post-effective amendment to the Shelf Registration Statement in any ninety (90) day period. The Company shall use its reasonable best efforts to cause any such post-effective amendment to become effective under the 1933 Act as promptly as is practicable; provided, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to amend the Shelf Registration Statement or supplement the Prospectus until the termination of such Suspension Period.

                    (iii) Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Company upon the written reasonable request of the Company, which request shall only be made within three days of the proposed effectiveness of the Registration Statement or an amendment thereto, (x) such other information as the Company may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or in any application to be filed with or under state securities laws and (y) all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

               c. The Company shall use its reasonable best efforts to keep the applicable Shelf Registration Statement continuously effective, supplemented, and amended under the 1933 Act in order to permit the Prospectus forming a part thereof to be usable by the Notice Holders, subject to Section 2(e) hereof, by all Notice Holders until the earliest to occur of: (i) the two year anniversary of the Issue Date (as defined in the Notes); (ii) the last date on which in the opinion of counsel to the Company the holding period applicable to sales of all applicable Transfer Restricted Securities under Rule 144(k) has expired; (iii) the date as of which all applicable Transfer Restricted Securities have been transferred under Rule 144; and (iv) such date as of which all applicable Transfer Restricted Securities have been sold pursuant to the applicable Shelf Registration Statement (in any such case, such period being called the "SHELF REGISTRATION PERIOD"). The Company will, in order to fulfill its obligations and this Section 2(c): (x) subject to Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period; (y) subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the 1933 Act; and (z) comply in all material respects with the provisions of the 1933 Act with respect to the disposition of all Transfer Restricted Securities covered by the Shelf Registration Statement during the Shelf Registration Period.


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               d. The Company may suspend the availability of any Shelf
Registration Statement and the use of any Prospectus (the period during which the availability of any Shelf Registration Statement and any Prospectus may be suspended herein referred to as the "SUSPENSION PERIOD"), without incurring any obligation to pay Additional Interest pursuant to Section 2(e), for a period not to exceed: (i) 30 days in the aggregate in any three-month period; or (iii) 90 days in the aggregate during any 12-month period, in each case for valid business reasons determined in good faith by the Company in its reasonable judgment (which shall not include the avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, public filings with the SEC and similar events; provided, that the Company promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable.

               e. The Company and the Buyers agree that the Holders of Transfer Restricted Securities will suffer damages, and it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill its obligations under Section 2 hereof. Accordingly, if: (i) the Shelf Registration Statement covering all the Transfer Restricted Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline or (B) not declared effective by the SEC on or before the Effectiveness Deadline or
(ii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement Shelf Registration Statement filed and declared effective) or usable (including as a result of a Suspension Period) for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which exceeds: (x) 30 days in the aggregate in any three-month period; or (y) 90 days in the aggregate in any 12-month period (each such event referred to in clauses (i) or (ii), a "REGISTRATION DEFAULT"); the Company shall pay to each Notice Holder (who is also a Record Holder) during any period in which a Registration Default has occurred or is continuing, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), in an amount (the "ADDITIONAL INTEREST") equal to seventy five one hundredths of a percent (75 basis points) per 30 day period of such Registration Default per $1,000 principal amount of Notes related to the Transfer Restricted Securities subject to such Shelf Registration Statement for the period during which such Registration Default has occurred and is continuing, it being understood that all calculations pursuant to this and the preceding sentence shall be carried out to five decimal places and shall be pro rated for periods totaling less than thirty days. Following the cure of all Registration Defaults, Additional Interest will cease to accrue with respect to such Registration Defaults. All accrued Additional Interest shall be paid by the Company on each Additional Interest Payment Date in cash to the date of such cure and Additional Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Notwithstanding anything in the Agreement to the contrary, Additional Interest shall only be payable to Notice Holders. Notwithstanding anything herein or in the Securities Purchase Agreement to the contrary in no event shall the aggregate amount of Additional Interest exceed, in the aggregate, 8% of the aggregate Purchase Price.

               f. All of the Company's obligations (including, without limitation, the obligation to pay Additional Interest) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to


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

such security shall have been satisfied in full. Notwithstanding the foregoing, no Additional Interest shall accrue as to any Transfer Restricted Security from and after the earlier of: (i) the date such security is no longer a Transfer Restricted Security; and (ii) the expiration of the Shelf Registration Period.

               g. Immediately upon the occurrence or the termination of a Registration Default, the Company shall give the Trustee, so long as the Notes remain outstanding, notice of such commencement or termination of the obligation to pay Additional Interest with regard to the Notes, and the amount thereof and of the nature of the default giving rise to such commencement or the event giving rise to such termination, as the case may be (such notice to be contained in an Officer's Certificate (as such term is defined in the Indenture)), and prior to receipt of such Officer's Certificate the Trustee and the transfer and paying agent shall be entitled to assume that no such commencement or termination has occurred, as the case may be.

          3. Registration Procedures.

          In connection with any Shelf Registration Statement, the following provisions shall apply:

               a. The Company shall: (i) furnish to the Buyers, within a reasonable period of time, but in any event within five (5) Business Days, prior to the filing thereof with the SEC to afford the Buyers and their counsel a reasonable opportunity for review, a copy of each Shelf Registration Statement, and each amendment thereof, and a copy of each Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the 1934 Act), and shall reflect in each such document, when so filed with the SEC, such comments as the Buyers may reasonably propose therein; and (ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Transfer Restricted Securities provided to the Company in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

               b. Subject to Section 2(d), the Company shall ensure that: (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the 1933 Act and the rules and regulations thereunder;
(ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to any Holder Information.

               c. The Company, as promptly as reasonably practicable (but in any event within two Business Days), shall notify each Notice Holder:


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                    (i) when any Prospectus or any supplement thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                    (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation or threat of any proceedings for that purpose;

                    (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Transfer Restricted Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

                    (iv) of the occurrence of, but not the nature of or details concerning, any event or the existence of any condition that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, such Shelf Registration Statement or Prospectus do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading;

                    (v) of the Company's determination that a post-effective amendment to the Shelf Registration Statement is necessary (other than a post-effective amendment pursuant to Section 2(b)(ii)); and

                    (vi) of the commencement (including as a result of any of the events or circumstances described in Section 2(b)(ii)) and termination of any Suspension Period.

               d. The Company shall use its reasonable best efforts to obtain:
(i) the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement and the use of any related Prospectus; and (ii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest possible time, and shall provide notice to each Notice Holder and the Buyers of the withdrawal of any such orders or suspensions.

               e. The Company shall promptly furnish, upon written request and without charge, to the Buyers and any Notice Holder, (i) at least one copy of any Shelf Registration Statement and any post-effective amendment thereto, excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Shelf Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto, provided that the Company shall only be obligated to furnish those documents which are not available on


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the EDGAR System. The Company shall promptly furnish, without charge, to Legal
Counsel copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Shelf Registration Statement.

               f. The Company shall, during the Shelf Registration Period, promptly deliver, upon written request and without charge, to the Buyers and each Notice Holder, as many copies of the Prospectus (including each preliminary Prospectus) included in any Shelf Registration Statement, and any amendment or supplement thereto, as such person may reasonably request and except as provided in Sections 2(d) and 3(p) hereof; and the Company hereby consents (except during a Suspension Period or during the continuance of an event described in Section 3(c)(ii) through (v)) to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

               g. The Company shall submit to the SEC, within five (5) Business Days after the Company learns that no review of a particular Shelf Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Shelf Registration Statement, as the case may be, a request for acceleration of effectiveness of such Shelf Registration Statement to a time and date not later than 48 hours after the submission of such request.

               h. Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Notice Holders reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that the Company will not be required to: (i) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or; (ii) take any action which would subject it to service of process or taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

               i. If the Transfer Restricted Securities are in certificated form, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and, with respect of any Notes, in such denominations permitted by the Indenture and registered in such names as Holders may request at least two (2) Business Days prior to settlement of sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

               j. Subject to the exceptions contained in (i) and (ii) of Section 3(h) above, the Company shall use its reasonable best efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or


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approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Company shall provide all such information as may be required by the NASD in connection with the offering under the Shelf Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

               k. Upon the occurrence of any event described in Section 3(c)(iv) or 3(c)(v) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement, or an amendment or supplement to the related Prospectus, or any document incorporated therein by reference, or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Company's obligations under this paragraph (k) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(d) hereof and given notice of such suspension to Notice Holders, it being understood that the Company's obligations under this
Section 3(k) shall be automatically reinstated at the end of such Suspension Period.

               l. The Company shall provide, prior to the effective date of any Shelf Registration Statement hereunder, a CUSIP number for the Transfer Restricted Securities registered under such Shelf Registration Statement.

               m. The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 promulgated by the SEC thereunder (or any similar rule promulgated under the 1933 Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of any Shelf Registration Statement or each post-effective amendment to any Shelf Registration Statement, which such statements shall be made available no later than 45 days after the end of the 12-month period or 90 days after the end of the 12-month period, if the 12-month period coincides with the fiscal year of the Company.

               n. The Company shall use its reasonable best efforts to cause all shares of Common Stock issuable upon conversion of the Notes to be reserved for listing on each securities exchange or quotation system on which the Common Stock is then listed no later than the date the applicable Shelf Registration Statement is declared effective and shall use its reasonable best efforts to cause all Common Stock to be so listed when issued, and, in connection therewith, to make such filings as may be required under the 1934 Act and use its reasonable best efforts to have such filings declared effective as and when required thereunder.

               o. If any Notice Holder is required to be described in the Registration Statement as an underwriter, then upon the reasonable written request of such Notice Holder in connection with any disposition of Transfer Restricted Securities pursuant to a Shelf Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Transfer Restricted Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representative for the Notice Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however, that any information that is designated by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality.

               p. Each Notice Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vi), it shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(k) hereof, or until such Notice Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Holder in a transaction which is exempt from, or not subject to, the registration requirements of the 1933 Act, so long as such Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 3(q) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Additional Interest.

               q. The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Notes covered by the Shelf Registration Statement contemplated hereby.

          4. Registration Expenses.

          The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of the Legal Counsel which amount shall be limited to $10,000. Such fees and expenses shall include, without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes) and the Company's expenses for messenger and delivery services and telephone; (iv) all fees and disbursements of counsel to the Company; (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company. The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee, or underwriter's discount or commission, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to a Shelf Registration Statement.

          5. Indemnification and Contribution.

               a. The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities covered by any Shelf Registration Statement, its directors, officers, partners, members, and employees and each Person, if any, who controls any such Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively referred to for purposes of this Section 5 as a "HOLDER") against any losses, claims, damages, or liabilities, joint or several, or actions in respect thereof, to which any of them may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or in any Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each such party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that: (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon Holder Information; and (ii) with respect to any untrue statement or omission of material fact made in any Shelf Registration Statement, or in any Prospectus, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of a Holder from whom the Person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstance where it shall have been established that: (w) the Company had previously furnished copies of the Prospectus, and any amendments and supplements thereto, to such Holder; (x) delivery of the Prospectus, and any amendment or supplements thereto, was required by the 1933 Act to be made to such Holder; (y) the untrue statement or omission of a material fact contained in the Prospectus was corrected in amendments or supplements thereto; and (z) there was not sent or given to such Holder, at or prior to the written confirmation of the sale of such securities to such Holder, a copy of such amendments or supplements to the Prospectus. This indemnity agreement will be in addition to any liability that the Company may otherwise have. This indemnity agreement will not apply to any loss, damage, expense, liability or claim arising from an offer or sale, occurring during a Suspension Period, of Transfer Restricted Securities by a Notice Holder who has previously received notice from the Company of the commencement of the Suspension Period pursuant to Section 3(c)(vi).

               b. Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Company to the Holders and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action, but only with reference to Holder Information supplied by such Holder in writing to the Company for the express purpose of being used in the Registration Statement. In no event shall any Holder, its directors, officers, partners, members or employees or any Person, if any, who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds: (i) the amount paid by such Holder for such Transfer Restricted Securities; plus (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity agreement will be in addition to any liability that such Holder may otherwise have.

               c. Promptly after receipt by an indemnified party under this
Section 5 of notice of any claim or the commencement of any action or proceeding (including any governmental investigation), such indemnified party will, if a claim for indemnification in respect thereof is to be made against the indemnifying party under Section 5(a) or 5(b) hereof, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein (jointly with any other indemnifying party similarly notified), and to the extent that it may elect, by written notice, delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants (including any impleaded parties) in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the Holders in the case of paragraph (a) of this
Section 5, representing the indemnified parties under such paragraph (a) who are parties to such action); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice or commencement of the action; (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes (1) an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, and (2) does not include a statement as to or an admission of fault, culpability, or failure to act by or on behalf of any indemnified party. Subject to the provisions of the immediately following sentence, no indemnifying party shall be liable for any settlement, compromise or the consent to the entry of judgment in connection with any such action effected without its written consent, but if settled with its written consent or if there be a final judgment for the plaintiff in any such action other than a judgment entered with the consent of such indemnified party, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by this Section 5(c) and to which it would be entitled under Section 5(a) or 5(b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if: (x) such settlement is entered into more than 45 days after receipt by such indemnifying party of such request for reimbursement,
(y) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (z) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               d. In the event that the indemnity provided in paragraph (a) or
(b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "LOSSES") to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company from the sale of the Notes, on the one hand, and a Holder with respect to the sale by such Holder of Notes or Common Stock, on the other hand; provided, however, that in no case shall an indemnifying party that is a Holder be responsible for any amount in excess of the total price at which the Transfer Restricted Securities are sold by such Holder to a purchaser. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and such Holder shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Holder on the other shall be deemed to be in the same respective proportions as the total net proceeds from the sale of the Notes (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities under the Shelf Registration Statement, on the other hand, bear to the total gross proceeds from the sale of the Notes. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or relates to Holder Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person who controls such Holder within the meaning of either the 1933 Act or the 1934 Act shall have the same rights to contribution as such Holder, and each Person who controls the Company within the meaning of either the 1933 Act or the 1934 Act shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

               e. The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any underwriter or the Company or any of the officers, directors or controlling Persons referred to in Section 5 hereof, and will survive the sale by a Holder of Transfer Restricted Securities covered by a Shelf Registration Statement.

               f. Rules 144 and 144A. The Company covenants that it shall use its reasonable best efforts to file the reports required to be filed by it under the 1933 Act and the 1934 Act in a timely manner so long as the Transfer Restricted Securities remain outstanding. If at any time the Company is not required to file such reports, it will, upon request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144A. The Company further covenants that, for as long as any Transfer Restricted Securities remain outstanding, it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 and Rule 144A. Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

          6. Holder's Obligations. Each Buyer agrees, by acquisition of the Notes, that no Buyer of Notes shall be entitled to sell any of the Notes or Conversion Shares pursuant to a Shelf Registration Statements or to receive a Prospectus relating thereto unless such Buyer has furnished the Company with a completed Notice and Questionnaire as required pursuant to Section 2(b).

          7. Miscellaneous.

               a. No Inconsistent Agreements. Except as disclosed in the Securities Purchase Agreement, the Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its Noteholders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities.

               b. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company consents in writing and the Company has obtained the written consent of at least the Majority Holders; provided that with respect to any matter that directly or indirectly affects the rights of the Buyers hereunder, the Company shall obtain the written consent of the Buyers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders.

               c. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                    (i) if to the Buyers, initially at their address set forth in the Securities Purchase Agreement;

                    (ii) if to any other Holder, at the most current address of such Holder maintained by the Registrar under the Indenture or the registrar of the Common Stock (provided that while the Notes or the Common Stock are in book-entry form, notice to the Trustee shall serve as notice to the Holders), or, in the case of the Notice Holder, the address set forth in its Notice and Questionnaire;

                    (iii) if to the Company, to:

                    Smith & Wesson Holding Corporation
                    2100 Roosevelt Avenue
                    Springfield, Massachusetts 01104
                    Telephone: (413) 747-3305
                    Facsimile: (413) 739-8528
                    Attention: John A. Kelly

                    With a copy to:

                    Greenberg Traurig, LLP
                    2375 East Camelback Rd., Ste 700
                    Phoenix, AZ  85016
                    Telephone: (602) 445-8302
                    Facsimile: (602) 445-8100
                    Attention: Robert S. Kant, Esq.

                    (iv) if to Legal Counsel, to:

                    Schulte Roth & Zabel LLP
                    919 Third Avenue
                    New York, NY 10022
                    Telephone: (212) 756-2000
                    Facsimile: (212) 593-5955
                    Attention: Eleazer Klein, Esq.

          All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

          The Buyers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

               d. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and underwriter and any such Holder and underwriter may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other Person shall succeed to the Company under the Indenture, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Buyers, whereby such successor shall assume all of the Company's obligations under this Agreement.

               e. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               f. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               g. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               h. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

               i. Notes Held by the Company, Etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Notes or the shares of Common Stock issuable upon conversion thereof is required hereunder, Notes or the shares of Common Stock issued upon conversion thereof held by the Company or its Affiliates (other than subsequent Holders of Notes or the Common Stock issued upon conversion thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               j. Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except for any liabilities or obligations under Section 2(e), 4 or 5.

               k. Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        COMPANY:

                                        SMITH & WESSON HOLDING CORPORATION


                                        By: /s/ Michael F. Golden
                                            ------------------------------------
                                        Name: Michael F. Golden
                                        Title: President and Chief Executive
                                               Officer

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        BUYERS:

                                        HIGHBRIDGE INTERNATIONAL LLC

                                        By: HIGHBRIDGE CAPITAL MANAGEMENT, LLC


                                        By: /s/ Adam J. Chill
                                            ------------------------------------
                                        Name: Adam J. Chill
                                        Title: Managing Director

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        CAPITAL VENTURES INTERNATIONAL

                                        BY: HEIGHTS CAPITAL MANAGEMENT, INC.
                                        ITS AUTHORIZED AGENT


                                        By: /s/ Martin Kobinger
                                            ------------------------------------
                                        Name: Martin Kobinger
                                        Title: Investment Manager

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        CORNELL CAPITAL PARTNERS, LP


                                        By: /s/ Mark Angelo
                                            ------------------------------------
                                        Name: Mark Angelo
                                        Title:
                                               ---------------------------------

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        CRANSHIRE CAPITAL, L.P.


                                        By: /s/ Mitchell P. Kopin
                                            ------------------------------------
                                        Name: Mitchell P. Kopin
                                        Title: President - Downsview Capital
                                               The General Partner

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        D.B. ZWIRN SPECIAL OPPORTUNITIES FUND,
                                        LTD

                                        By: /s/ Lawrence D. Cutler
                                            ------------------------------------
                                        Name: Lawrence D. Cutler
                                        Title: Chief Administrative &
                                               Compliance Officer

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        D.B. ZWIRN SPECIAL OPPORTUNITIES FUND,
                                        LP


                                        By: /s/ Lawrence D. Cutler
                                            ------------------------------------
                                        Name: Lawrence D. Cutler
                                        Title: Chief Administrative &
                                               Compliance Officer

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        ENABLE GROWTH PARTNERS LP


                                        By: /s/ Brendan O'Neil
                                            ------------------------------------
                                        Name: Brendan O'Neil
                                        Title: Principal and Portfolio Manager

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        EVOLUTION MASTER FUND LTD. SPC,
                                        SEGREGATED PORTFOLIO M


                                        By: /s/ Michael Lerch
                                            ------------------------------------
                                        Name: Michael Lerch
                                        Title: Director

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        GLG MARKET NEUTRAL FUND

                                        BY: GLG PARTNERS LP ACTING AS INVESTMENT
                                            MANAGER TO GLG MARKET NEUTRAL FUND


                                        By: /s/ Bob Price
                                            ------------------------------------
                                        Name: Bob Price
                                        Title: Head of Operations
                                               GLG Partners LP


                                        By: /s/ Tim Kuschill
                                            ------------------------------------
                                        Name: Tim Kuschill
                                        Title: Legal Counsel
                                               GLG Partners LP

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        HUDSON BAY FUND LP


                                        By: /s/ Yoav Roth
                                            ------------------------------------
                                        Name: Yoav Roth
                                        Title: Principal and Portfolio Manager

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        HUDSON BAY OVERSEAS FUND LTD


                                        By: /s/ Yoav Roth
                                            ------------------------------------
                                        Name: Yoav Roth
                                        Title: Principal and Portfolio Manager

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        IROQUOIS MASTER FUND LTD.


                                        By: /s/ Joshua Silverman
                                            ------------------------------------
                                        Name: Joshua Silverman
                                        Title: Authorized Signator

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        KAMUNTING STREET MASTER FUND, LTD


                                        By: /s/ Gregor Dannacher
                                            ------------------------------------
                                        Name: Gregor Dannacher
                                        Title: Director of Research
                                               Kamunting Street Capital
                                               Management, L.P.
                                               As Investment Manager For
                                               Kamunting Street Master Fund, LTD

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        KINGS ROAD INVESTMENTS LTD.


                                        By: /s/ Brandon L. Jones
                                            ------------------------------------
                                        Name: Brandon L. Jones
                                        Title: Co-head, Private Investments

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        LBI GROUP INC.


                                        By: /s/ Eric Salzman
                                            ------------------------------------
                                        Name: Eric Salzman
                                        Title: SVP

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        PORTSIDE GROWTH AND OPPORTUNITY FUND


                                        By: /s/ Jeffrey Smith
                                            ------------------------------------
                                        Name: Jeffrey Smith
                                        Title: Authorized Signatory

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        BUYER:

                                        RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF
                                        THE CLASS A SEGREGATED PORTFOLIO

                                        By: RG Capital Management, L.P.

                                        By: RGC Management Company, LLC


                                        By: /s/ Gerald F. Stahlecker
                                            ------------------------------------
                                        Name: Gerald F. Stahlecker
                                        Title: Managing Director

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        ROCKMORE INVESTMENT MASTER FUND LIMITED


                                        By: /s/ Brian Daly
                                            ------------------------------------
                                        Name: Brian Daly
                                        Title: Managing Director

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        SCOGGIN CAPITAL MANAGEMENT, LP II

                                        By: S&E Partners, LP
                                            Its: general partner

                                        By: Scoggin, Inc.
                                            Its: general partner


                                        By: /s/ Curtis Schener
                                            ------------------------------------
                                        Name: Curtis Schener
                                        Title: CEO

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        SILVER OAK CAPITAL, LLC


                                        By: /s/ Fred Berger
                                            ------------------------------------
                                        Name: Fred Berger
                                        Title: Manager

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        UBS O'CONNOR LLC FBO O'CONNOR PIPES
                                        CORPORATE STRATEGIES MASTER LIMITED


                                        By: /s/ George Locasto
                                            ------------------------------------
                                        Name: George Locasto
                                        Title: Managing Director

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        UBS O'CONNOR LLC FBO O'CONNOR GLOBAL
                                        CONVERTIBLE ARBITRAGE II MASTER LIMITED


                                        By: /s/ George Locasto
                                            ------------------------------------
                                        Name: George Locasto
                                        Title: Managing Director

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        UBS O'CONNOR LLC FBO O'CONNOR GLOBAL
                                        CONVERTIBLE ARBITRAGE MASTER LIMITED


                                        By: /s/ George Locasto
                                            ------------------------------------
                                        Name: George Locasto
                                        Title: Managing Director

                                                                       EXHIBIT A

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

1.   (a)  Full Legal Name of Selling Securityholder:

          ______________________________________________________________________

     (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Transfer Restricted Securities Listed in Item 3 below are held:

          ______________________________________________________________________

     (c) Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in
          Item 3 below are held:

          ______________________________________________________________________

2.   Address for Notices to Selling Securityholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Telephone: _____________________________________________________________________

Fax: ___________________________________________________________________________

Contact Person: ________________________________________________________________

3.   Beneficial Ownership of Transfer Restricted Securities:

     (a) Type and Principal Amount of Transfer Restricted Securities beneficially owned:

          ______________________________________________________________________

          ______________________________________________________________________

     (b) CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

          ______________________________________________________________________

     (c) Did you acquire the securities listed in Item 3(a) in the ordinary course of business?

          Yes [ ]   No [ ]

     (d) At the time of your purchase of the securities listed in Item 3(a), did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

          Yes [ ]   No [ ]

     (e) If your response to Item 3(d) is yes, please describe such agreements or understandings.

          ______________________________________________________________________

          ______________________________________________________________________

4. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

     Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Transfer Restricted Securities listed above in Item 3.

     (a)  Type and Amount of Other Securities beneficially owned by the Selling
          Securityholder:

          ______________________________________________________________________

          ______________________________________________________________________

     (b)  CUSIP No(s). of such Other Securities beneficially owned:

          ______________________________________________________________________

          ______________________________________________________________________

5.   Relationships with the Company:

     Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

     State any exceptions here:

          ______________________________________________________________________

          ______________________________________________________________________

6.   Broker-Dealers and their Affiliates

     (a)  Is the Selling Securityholder a broker-dealer:

          Yes [ ]   No [ ]

          If so, please answer the remaining question in this section.

          (i) Please advise whether the notes were received by the Selling Securityholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances.

          Note that in general we may be required to identify any registered broker-dealer as an underwriter in the prospectus.

          (ii) Except as set forth below, if the Selling Securityholder is a registered broker- dealer, the Selling Securityholder does not plan to make a market in the Transfer Restricted Securities. If the Selling Securityholder plans to make a market in the Transfer Restricted Securities, please indicate whether the Selling Securityholder plans to use the prospectus relating to the Transfer Restricted Securities as a market-making prospectus.

          (b)  Affiliation with Broker-Dealers

               Is the Selling Securityholder an affiliate(1) of a registered broker-dealer?

          Yes [ ]   No [ ]

          If so, please answer the remaining questions in this section.

          (i) Please describe the affiliation between the Selling Securityholder and any registered broker-dealer.

          (ii) If the notes were purchased by the Selling Securityholder other than in the ordinary course of business, please describe the circumstances.

          (iii) Please advise whether the notes were received by the Selling Securityholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances.

          (iv) If the Selling Securityholder, at the time of its purchase of Transfer Restricted Securities, had any agreements or understandings, directly or indirectly, with any person to distribute the Transfer Restricted Securities, please describe such agreements or undertakings.

----------
(1) An "affiliate" of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

     Note that if the Selling Securityholder is an affiliate of a broker-dealer and did not purchase its notes in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we may be required to identify the Selling Securityholder as an underwriter in the prospectus.

7.   Beneficial Ownership by Entities:

     If the Selling Securityholder is an entity, does any natural person have voting or dispositive power over the Transfer Restricted Securities held by the Selling Securityholder?(2)

     If so, please state the person's or persons' name(s):

8.   Beneficial Ownership by Natural Persons or by a Board or Committee

     Is the Selling Securityholder a reporting entity with the Securities and Exchange Commission?

     If the Selling Securityholder is a majority owned subsidiary of a reporting entity, identify the majority stockholder that is a reporting entity.

     Yes [ ]   No [ ]

     If No, please answer the remaining questions in this section.

     (i) Please name the natural person or person(s) having voting and/or investment control over the Selling Securityholder.(3)

     (ii) If the voting and/or investment control over the Selling Securityholder is held by board or committee, please state the name of the natural person or person(s) on such board or committee.

----------
(2) Please answer "Yes" if any natural person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Transfer Restricted Securities held by the Selling Securityholder.

(3) Please include any natural person that, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Transfer Restricted Securities held by the Selling Securityholder.

9.   Plan of Distribution:

     Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers, or agents. If the Transfer Restricted Securities are sold through underwriters, broker-dealers, or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

     - on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

     -    in the over-the-counter market;

     - in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

     - through the writing of options, whether such options are listed on an options exchange or otherwise;

     - in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     - in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     - in purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     - in an exchange distribution in accordance with the rules of the applicable exchange;

     -    in privately negotiated transactions;

     -    in short sales;

     -    in sales pursuant to Rule 144;

     - in which broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

     -    in a combination of any such methods of sale; and

     -    in any other method permitted pursuant to applicable law.

     State any exceptions here:

     ___________________________________________________________________________

     ___________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior written agreement of the Company.

The undersigned acknowledges its obligation to comply with the provisions of the 1934 Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company, upon written request (which request shall be made within three days of the proposed effeteness of the Registration Statement or an amendment thereto), of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first class mail or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                  Beneficial Owner:
       ------------------------------                     ----------------------


                                        By:
                                             -----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO SMITH & WESSON HOLDING CORPORATION

                         Smith & Wesson Holding Corporation
                         2100 Roosevelt Avenue
                         Springfield, Massachusetts 01104
                         Attention: Chief Financial Officer

                                                                       EXHIBIT B

                             SELLING SECURITYHOLDERS

     The notes and shares of common stock issuable upon conversion of the notes that may be offered pursuant to this prospectus will be offered by the selling securityholders. For additional information regarding the issuance of those notes and the shares of common stock issuable upon conversion of the notes, see "Private Placement of Convertible Notes" above. We are registering the notes and shares of common stock issuable upon conversion of the notes in order to permit the selling stockholders to offer the notes and the shares of common stock issuable upon conversion of the notes for resale from time to time. Except for the ownership of the notes issued pursuant to the Securities Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.

     The following table sets forth the selling securityholders and other information regarding the beneficial ownership of the shares of common stock and notes by each of the selling securityholders. The second column lists the principal amount of notes benefically owned by each selling securityholder as of ________, 200_. The third column lists the number of shares of common stock beneficially owned by each selling securityholder, based on its ownership of the notes, as of ________, 200_, assuming conversion of all notes held by the selling securityholders on that date, without regard to any limitations on conversions.

     The fourth column lists the notes being offered by this prospectus by each selling securityholder. The fifth column lists the shares of common stock being offered by this prospectus by each selling securityholder.

     In accordance with the terms of a registration rights agreement among the Company and the selling securityholders, this prospectus generally covers the resale of the notes and the number of shares of common stock issued or issuable upon conversion of the notes as of the trading day immediately preceding the date the registration statement is initially filed with the SEC. Because the conversion price of the notes may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The sixth column assumes the sale of all of the notes offered by the selling securityholders pursuant to this prospectus. The seventh column assumes the sale of all of the shares of common stock offered by the selling securityholders pursuant to this prospectus.

     Under the terms of the notes, a selling securityholder may not convert the notes to the extent such conversion would cause such selling securityholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding shares of common stock following such conversion, excluding for purposes of such determination shares of common stock issuable upon conversion of the notes which have not been converted. The number of shares in the fourth column does not reflect this limitation. The selling securityholders may sell all, some or none of their notes or shares of common stock issuable upon conversion of the notes in this offering. See "Plan of Distribution."

                                      PRINCIPAL                  MAXIMUM      MAXIMUM
                                      AMOUNT AT                 NUMBER OF    NUMBER OF
                                      MATURITY     NUMBER OF    NOTES TO     SHARES TO   NUMBER OF
                                      OF NOTES      SHARES       BE SOLD      BE SOLD      NOTES       NUMBER OF
                                    BENEFICIALLY     OWNED      PURSUANT     PURSUANT      OWNED     SHARES OWNED
                                     OWNED PRIOR    PRIOR TO     TO THIS      TO THIS      AFTER         AFTER
NAME OF SELLING SECURITYHOLDER       TO OFFERING    OFFERING   PROSPECTUS   PROSPECTUS   OFFERING      OFFERING
------------------------------      ------------   ---------   ----------   ----------   ---------   ------------
Highbridge International LLC (1)                                                                           0

Capital Ventures International

Cornell Capital Partners, LP

Cranshire Capital L.P.

D.B. Zwirn Special Opportunities
Fund, LTD

D.B. Zwirn Special Opportunities
Fund, LP

Enable Growth Partners LP

Evolution Master Fund Ltd. SPC,
Segregated Portfolio M

GLG Market Neutral Fund

Hudson Bay Fund LP

Hudson Bay Overseas Fund Ltd

Iroquois Master Fund Ltd.

Kamunting Street Master Fund, Ltd

Kings Road
Investments Ltd.

LBI Group, Inc.

Portside Growth and Opportunity
Fund

Radcliffe SPC, Ltd.
For and on behalf of the Class A
Segregated Portfolio

Rockmore Investment Master Fund,
Ltd

Scoggin Capital Management, LP II

Silver Oak Capital, LLC

UBS O'Connor LLC fbo O'Connor
PIPES Corporate Strategies
Master Limited

UBS O'Connor LLC fbo O'Connor
Global Convertible Arbitrage II
Master Limited

UBS O'Connor LLC fbo O'Connor
Global Convertible Arbitrage
Master Limited

(1) Highbridge Capital Management, LLC is the trading manager of Highbridge International LLC and has voting control and investment discretion over securities held by Highbridge International LLC. Glenn Dubin and Henry Swieca control Highbridge Capital Management, LLC. Each of Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca disclaim beneficial ownership of the securities held by Highbridge International LLC.

                              PLAN OF DISTRIBUTION

     We are registering the notes and the shares of common stock issuable upon conversion of the notes to permit the resale of these notes and shares of common stock by the holders of the notes from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling securityholders of the notes and shares of common stock issuable upon conversion of the notes. We will bear all fees and expenses incident to our obligation to register the notes and shares of common stock issuable upon conversion of the notes.

     The selling securityholders may sell all or a portion of the notes or shares of common stock issuable upon conversion of the notes beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the notes or shares of common stock issuable upon conversion of the notes are sold through underwriters or broker-dealers, the selling securityholders will be responsible for underwriting discounts or commissions or agent's commissions. The notes and shares of common stock issuable upon conversion of the notes may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

     - on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

     -    in the over-the-counter market;

     - in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

     - through the writing of options, whether such options are listed on an options exchange or otherwise;

     - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     - an exchange distribution in accordance with the rules of the applicable exchange;

     -    privately negotiated transactions;

     -    short sales;

     -    sales pursuant to Rule 144;

     - broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

     -    a combination of any such methods of sale; and

     -    any other method permitted pursuant to applicable law.

     If the selling securityholders effect such transactions by selling notes or common stock issuable upon conversion of the notes to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling securityholders or commissions from purchasers of the notes or such common stock, as applicable, for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock issuable upon conversion of the notes or otherwise, the selling securityholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock issuable upon conversion of the notes in the course of hedging in positions they assume. The selling securityholders may also sell shares of common stock issuable upon conversion of the notes short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling securityholders may also loan or pledge the notes or shares of common stock issuable upon conversion of the notes to broker-dealers that in turn may sell such shares.

     The selling securityholders may pledge or grant a security interest in some or all of the notes or shares of common stock issuable upon conversion of the notes owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the notes and shares of common stock issuable upon conversion of the notes from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus. The selling securityholders also may transfer and donate the notes and shares of common stock issuable upon conversion of the notes in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

     The selling securityholders and any broker-dealer participating in the distribution of the notes and shares of common stock issuable upon conversion of the notes may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the notes or shares of common stock issuable upon conversion of the notes is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of notes or shares of common stock issuable upon conversion of the notes being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling securityholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

     Under the securities laws of some states, the notes and shares of common stock issuable upon conversion of the notes may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the notes and shares of common stock issuable upon conversion of the notes may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

     There can be no assurance that any selling securityholder will sell any or all of the notes and shares of common stock issuable upon conversion of the notes registered pursuant to the registration statement, of which this prospectus forms a part.

     The selling securityholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the notes and shares of common stock issuable upon conversion of the notes by the selling securityholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the notes and shares of common stock issuable upon conversion of the notes to engage in market-making activities with respect to the notes or shares of common stock issuable upon conversion of the notes. All of the foregoing may affect the marketability of the notes or shares of common stock issuable upon conversion of the notes and the ability of any person or entity to engage in market-making activities with respect to the notes and shares of common stock issuable upon conversion of the notes.

     We will pay all expenses of the registration of the notes and the underlying shares of common stock pursuant to the registration rights agreement, estimated to be $[________] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling securityholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling securityholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling securityholders will be entitled to contribution. We may be indemnified by the selling securityholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling securityholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

     Once sold under the registration statement, of which this prospectus forms a part, the notes and shares of common stock issuable upon conversion of the notes will be freely tradable in the hands of persons other than our affiliates.